UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 30, 2019
Wyndham Destinations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6277 Sea Harbor Drive Orlando, FL (Address of Principal Executive Offices)	32821 (Zip Code)

(407) 626-5200 (Registrant’s telephone number, including area code)

None (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WYND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On July 30, 2019, Wyndham Destinations, Inc. (“WDI”), Wyndham Destination Network, LLC, Wyndham Vacation Rentals North America, LLC (“WVRNA”) and Vacasa LLC (“Vacasa”) entered into a Membership Interest Purchase Agreement (the “Agreement”) pursuant to which Vacasa agreed to purchase all of the issued and outstanding equity interests of WVRNA (the “Transaction”). The aggregate purchase consideration is $162 million, to be comprised of $45 million cash at closing, up to $30 million of Vacasa membership interests, and the remaining balance in either seller financing or cash at closing. The Transaction is expected to close in fall 2019, subject to customary closing conditions, regulatory approval, and the timely completion of financing arrangements by Vacasa.
On July 30, 2019, WDI issued a press release announcing the entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

The following exhibit is furnished with this report:

Exhibit No.	Description
Exhibit 99.1	Press Release, dated July 30, 2019.

 Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” as that term is defined by the Securities and Exchange Commission (“SEC”). Forward-looking statements are any statements other than statements of historical fact, including statements regarding WDI’s expectations, beliefs, hopes, intentions or strategies regarding the future. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “expects,” “should,” “believes,” “plans,” “anticipates,” “estimates,” “predicts,” “potential,” “continue,” “future” or other words of similar meaning. Forward-looking statements are subject to risks and uncertainties that could cause WDI’s actual results to differ materially from those discussed in, or implied by, the forward-looking statements. The factors that could cause WDI’s actual results to vary materially from those anticipated or expressed in any forward-looking statement include: (1) the conditions to the completion of the transactions contemplated by the Agreement may not be satisfied, or the regulatory approvals required for such transactions may not be obtained on the terms expected, on the anticipated schedule, or at all; (2) closing of the transactions contemplated by the Agreement may not occur or may be delayed, including for reasons beyond WDI’s control; (3) WDI’s ability to execute on WDI’s strategy; (4) the risk that the disposition of WVRNA may not prove successful and could result in operating difficulties; and (5) other factors described in WDI’s most recent annual report on Form 10-K and subsequent SEC filings. WDI disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM DESTINATIONS, INC.

By: /s/ Elizabeth E. Dreyer
Name: Elizabeth E. Dreyer
Title: Chief Accounting Officer

Date: July 30, 2019